SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 3, 1999

                               Evans Systems, Inc.
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(Exact name of registrant as specified in its charter)


        Texas                        0-21956                    74-1613155
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)

                   720 Avenue F North, Bay City, Texas 77414
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                     Address of principal executive offices


Registrant's telephone number, including area code: (409) 245-2424
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                                      N/A
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(Former name or former address, if changed since last report.)

         Item 5.           Other Events.
                           -------------

                  On March 3, 1999, Evans Systems, Inc. (the "Company") issued a press release relating to a proposed merger between the Company and Duke & Long Distributing Company, Inc. Reference is made to the press release, which is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.



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
         Exhibit No.                                       Exhibits
         -----------                                       --------

         99.1          Press Release of Evans Systems, Inc. dated March 3, 1999.


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
                                    SIGNATURE
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EVANS SYSTEMS, INC.


Dated: March 10, 1999          By: /s/ Richard A. Goeggel
                                 --------------------------
                                   Name: Richard A. Goeggel
                                   Title: Vice President and
                                          Chief Financial Officer



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